INVESTING IN
A BROAD
RANGE OF
INDUSTRIES
WORLDWIDE
GT GLOBAL
FINANCIAL
SERVICES
FUND
ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The G.T. Global Financial Services Fund seeks long-term growth of capital. The Fund invests primarily in the equity securities of companies around the world engaged in banking, insurance, investment management, brokerage and diversified financial activities.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended October 31, 1995, was 2.58% for Class A shares (-2.29% including the maximum 4.75% sales charge). Total return for Class B shares was 1.98% (-3.02% including the maximum effect of the 5% contingent deferred sales charge). Total return for the Morgan Stanley Capital International (MSCI) World Index(1) over the same investment period was 10.03%. The more relevant MSCI Banking Index(2) posted a return of 3.85%. The indices are not available for investment and do not include the effects of sales charges and professional management fees. For additional performance information, please see page 9.
While U.S. stocks were strong throughout most of last year, the increase in the benchmark MSCI Banking Index during this period was primarily due to currency translation gains for the index as the yen and the deutsche mark strengthened against the dollar. Although we correctly foresaw declines in the price of Japanese and German financial stocks during the period, local currency appreciation outweighed price depreciation and negatively impacted the Fund's performance relative to the index.
In addition, the Fund's significant position in emerging markets performed poorly and also negatively affected the Fund's performance compared to the MSCI Banking Index, which maintains less than a 5% weighting in emerging market companies. The severe stock price declines of financial companies in virtually every developing nation was the result of the crisis in confidence that began in Mexico with the devaluation of the peso in December 1994. The Fund's positions in Mexico, Brazil, Uruguay and Thailand fell dramatically in value in a very short period of time.

------------------
(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,577 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(2) The MSCI Banking Index is an arithmetic average, weighted by market value, of the performance of 117 securities listed on major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

MARKET REVIEW
Since last October, financial stocks have been weak throughout most of the world, with the exception of the U.S. and the UK. A weaker dollar, slower global economic growth and a number of surprises, such as the collapse of Baring Securities and Daiwa Bank's U.S. bond trading losses, all contributed to the overall tumultuous environment for financial services.

U.S. financial stocks were the clear standout, led by bank stocks which were driven by a wave of bank mergers. Chemical and Chase, and First Fidelity and First Union(3) agreed to merge, creating behemoths with even greater financial strength. Asset managers and brokers benefited from surging stock markets, and insurance companies joined the sector rally on the back of falling interest rates.

Companies in Japan were not as fortunate. Massive bad debt problems, failures of several financial institutions and Daiwa New York's $1.1 billion loss, sent bank stocks spiraling down. A sluggish stock market and negligible economic growth were also negatives for most brokerage and insurance firms. A major government initiative to bail out the financial system and jump-start the economy may be the prerequisite for stronger Japanese financial stock performance next year.

Emerging market banks also had a tough year. While there were a few bright spots, such as South Africa and Turkey, the crisis in Mexico and the deteriorating relationship between the Peoples' Republic of China and the majority of the rest of the world made it difficult for many banks located in the developing world.

Performance in Europe was mixed. Financial companies in peripheral countries, such as Ireland and Sweden, showed strong gains, while those in core nations, Germany and France in particular, performed poorly. We believe stronger gross domestic product (GDP) growth and a consensus on monetary union would likely be positive for European financial stocks in the future.

------------------
(3) There can be no assurance the Fund held, holds, or will hold these or any other securities mentioned in this report.

PORTFOLIO STRATEGY AND OUTLOOK
The primary strategy of the Fund remains unchanged: to attempt to benefit from the dramatic transformation of the financial services industry around the world while seeking to reduce risk by diversifying among markets and industry subsectors. We continue to search out stocks that stand to profit from, among other factors, the following investment themes: improving standards of living in the emerging markets, creating demand for banking and other financial services; consolidation driven by economies of scale and new applications of technology in both the U.S. and abroad; and the recovery of depressed subsectors within the financial services industry.

IMPROVING STANDARDS OF LIVING IN EMERGING MARKETS
Thailand provides some remarkable statistics which support our belief that a rise in living standards driven by gross national product (GNP) growth will result in increased profitability for financial services companies. From 1990-94, growth ranged from 7.6% to 12.2% per year. The banking industry has profited handsomely, with deposits and loans increasing at close to 20% per year and earnings growing at more than double that rate. We expect strong economic growth in Thailand will continue into the immediate future with a corresponding increase in disposable income and demand for financial services.

As living standards rise in many emerging market nations, consumers are able to afford financial service products such as checking accounts, credit cards, life insurance and savings and investment products for the first time. In addition, rising real incomes spur purchases of homes, autos, appliances and other big ticket items that result in greater demand for financing from companies positioned to take advantage of the increased need. This last year has demonstrated that emerging markets can be volatile; however, in the long term we expect higher standards of living to fuel profitability of financial services companies in nations as diverse as Peru, Pakistan and the Philippines.

CONSOLIDATION IN THE U.S.
Consolidation in U.S. financial services is being driven by technology, efficiency, scale and legislation. We believe companies able to adapt to this changing environment are the most likely to show strong growth in profitability.

The ongoing changes in government regulation, in our opinion, should spur consolidation in the financial services industry and promote higher profitability. In 1994 we saw the passage of interstate banking legislation, which should also result in a reduction of redundant regulatory oversight. This year has already witnessed the announcement of a massive reduction in FDIC insurance premiums. The next major initiative in Washington, D.C. is the proposed reform of the Glass-Steagall Act, which would remove the so-called "fire walls" between investment and commercial banking. In general, we believe further reduction in regulatory oversight may accelerate consolidation, enhance efficiency and increase profitability in the financial services industry.

RECOVERY OF DEPRESSED SECTORS
Profitability in many financial services subsectors, such as banking, insurance, brokerage and real estate investment, is somewhat cyclical in nature and is driven by such factors as interest rates and GDP growth. Presently, consumer banking in Thailand, real estate finance in the U.S. and trade finance in Uruguay, for example, are experiencing increased profitability, and the Fund has attempted to take advantage of these trends. In contrast, we believe banking in Japan and France may be approaching the bottom of a cycle of low profitability or outright financial losses, and that the time is approaching when stocks in these industries will become attractive.

OUTLOOK
The Fund seeks to benefit from increased opportunities in the global financial services sector. Specifically, the Fund's performance will be driven by investments in companies expected to benefit from:(4)
 / / GDP growth in the emerging markets (for example, Thai Farmers Bank in Thailand and Banco Commercial in Uruguay);
 / / The secular rise in the use of credit cards (such as Transaction Network Service, Inc., and Dean Witter Discover);
 / / The recovery of profitability of companies in the English-speaking nations (for example, Bank of Ireland, National Westminster Bank of the United Kingdom, and Citicorp in the United States); and
 / / The increased demand for consumer investment products (Franklin Resources and Alliance Capital in the U.S., and M&G Group and Invesco PLC in the United Kingdom).

------------------
(4) There can be no assurance that the trends/forecasts mentioned in this report will materialize or ultimately benefit Fund performance.

Even after the recent impressive performance of U.S. stocks, we believe it is quite possible there may be more good news ahead as financial companies continue to consolidate in a manner that increases profitability. Non-inflationary economic growth is projected for 1996, and a reduction in the U.S. budget deficit would likely lead to lower interest rates. We hope that a return to economic growth in Latin America and a calmer Far East will provide a more nurturing environment for financial services stocks in the coming year.

CHRISTIAN WIGNALL                       JAMES ELLMAN
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITY INVESTMENTS               SAN FRANCISCO
SAN FRANCISCO

                                                             NOVEMBER 20, 1995

G.T. GLOBAL FINANCIAL SERVICES FUND

KEY PORTFOLIO HOLDINGS*

ALLIANCE CAPITAL MANAGEMENT                                        UNITED STATES
Alliance Capital Management is a large U.S.-based asset manager with more than $125 billion under management in a mix of mutual funds, variable annuities and institutional accounts. Funds are distributed through brokers, banks and the Equitable sales force. Equitable owns a majority stake in Alliance. Since 1988, Alliance's assets have been growing, their margins rising and their highly profitable international assets increasing as a percentage of total business.

BANK OF IRELAND                                                          IRELAND
Bank of Ireland is a large financial services company with significant operations in Ireland, the United Kingdom and the United States. Profitability has been increasing (earnings have more than doubled since 1992) due to strong GDP growth in Ireland and a recovery in U.S. operations. The Bank of Ireland has benefited, and we believe will continue to benefit, from peace talks in Northern Ireland and increasing European economic harmony.

INVESCO PLC                                                       UNITED KINGDOM
Invesco PLC is one of the few truly international asset managers, with growing businesses in the Americas, Asia and Europe. During the 1990s, assets have been growing, margins rising and highly profitable international assets increasing as a percent of total business. We think Invesco may be a prime future consolidation candidate as it represents an attractive acquisition for banks and insurance companies focused on increasing their international presence and fee-based businesses.

BANK HAPOALIM                                                             ISRAEL
Bank Hapoalim has interests in commercial banking, brokerage, underwriting and trade finance activities, and is one of the largest financial companies in Israel. In addition, Hapoalim has extensive equity holdings in a wide range of industrial concerns. We believe the company should benefit from continued growth of the highly modern Israeli economy, as well as from the expansion in trade and decrease in defense spending as a result of the ongoing peace initiatives in the Levant.

------------------
* The Fund may or may not continue to hold these or any other securities mentioned in this report.

CORPORACION MAPFRE                                                         SPAIN
This multi-line Spanish insurance company offers life, property/casualty and reinsurance products domestically and throughout Latin America, which is the source of half the company's revenue. Historically, many people in Latin America have not owned insurance. However, rising standards of living are allowing consumers to purchase Mapfre products for the first time. We expect revenues, margins and profitability to increase in the future and believe the company will benefit from new operations in Portugal and the Philippines.

US ORDER                                                           UNITED STATES
US Order specializes in the rapidly growing market for at-home banking services. The company has licensed its on-line banking computer software on an exclusive basis with VISA, which is now in use by more than 70 banks across the United States. Royalties from this product are expected to increase by more than 100% in 1996. US Order also manufactures screen-phones for use with home banking and sells customer support service for third parties that use its home banking products.

BANCO COMMERCIAL                                                         URUGUAY
Banco Commercial is the largest private financial services company in Uruguay. Its primary activities are commercial banking, trade finance, consumer lending and private client asset management. Due to strong economic growth of major trade partners Brazil and Argentina, as well as an increase in domestic demand stemming from a more efficient Uruguayan economy, Banco Commercial has seen profitability steadily increase since 1991.

UNIDANMARK                                                               DENMARK
Unidanmark is among the largest Danish financial institutions. This company is enjoying the current domestic environment of a strong currency, rising GDP and falling interest rates. We expect continued industry consolidation and the increasing use of technology to accelerate profitability over the remainder of the decade.

FIRST FINANCIAL CARIBBEAN                                            PUERTO RICO
First Financial is a dominant mortgage bank in Puerto Rico, where it enjoys a market share of more than 40%. Revenues are rising as the company grows and diversifies into other areas of banking. Branches are being opened in Florida to target the under-served Hispanic market on the mainland. Management is composed of expatriate Cubans who may be interested in expanding operations to their home country if the U.S. economic embargo is lifted.

HSBC HOLDINGS PLC                                                      HONG KONG
Through Midland Bank in the UK and Hong Kong Shanghai Banking Corp. in Hong Kong, we view HSBC Holdings as providing cheap exposure to the turnaround of the UK operation and Hong Kong's stable economic growth. We expect lower bond trading losses and bad debt provisions to further enhance the company's earnings growth.

G.T. GLOBAL FINANCIAL SERVICES FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  PERFORMANCE SUMMARY
Month                    G.T. Global Financial Services Fund     MSCI World Index     MSCI Banking
05/31/94                                               9,525               10,000           10,000
06/30/94                                               9,525                9,974           10,012
07/31/94                                               9,508               10,165           10,010
08/31/94                                               9,950               10,473           10,042
09/30/94                                               9,683               10,200            9,707
10/31/94                                               9,683               10,492            9,971
11/30/94                                               9,283               10,039            9,542
12/31/94                                               9,075               10,138            9,631
01/31/95                                               8,825                9,987            9,507
02/28/95                                               8,650               10,135            9,550
03/31/95                                               8,408               10,626            9,943
04/30/95                                               8,583               10,998           10,534
05/31/95                                               9,242               11,094           10,648
06/30/95                                               9,400               11,093           10,141
07/31/95                                               9,850               11,650           10,915
08/31/95                                               9,942               11,393           10,355
09/30/95                                              10,117               11,727           10,736
10/31/95                                               9,933               11,544           10,355

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
THE CHART AT LEFT SHOWS THE PERFORMANCE OF THE G.T. GLOBAL
FINANCIAL SERVICES FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI WORLD INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF -0.67% AND AN AVERAGE TOTAL RETURN OF -0.47%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT. THE PERFORMANCE OF OTHER CLASSES WILL BE GREATER OR LESS THAN THE LINE SHOWN BASED ON DIFFERENCES IN CHARGES AND FEES PAID BY SHAREHOLDERS INVESTING IN DIFFERENT CLASSES.

AVERAGE ANNUAL TOTAL RETURNS+
OCTOBER 31, 1995

  SHARE                      WITHOUT SALES CHARGE                WITH SALES CHARGE++

  CLASS                    1 YEAR         LIFE OF FUND         1 YEAR         LIFE OF FUND
  CLASS A*                    2.58%             3.00%            -2.29%            -0.47%
  CLASS B*                    1.98%             2.45%            -3.02%            -0.35%
  ADVISOR CLASS**              N/A              7.75%              N/A               N/A

  * The Fund began operations on May 31, 1994.

 ** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with G.T. Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

 ++ The performance of the Class A and Class B shares reflects the effects of the maximum 4.75% sales charge or the maximum applicable contingent deferred sales charge (5% in first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        GEOGRAPHIC ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
UNITED STATES                                                                   42.2%
ASIA-PACIFIC                                                                    32.9%
EUROPE                                                                          22.2%
LATIN AMERICA                                                                    2.7%
SECTOR ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
BANKS-REGIONAL                                                                  24.5%
BANKS-MONEY CENTER                                                              17.2%
SECURITIES BROKER                                                               12.4%
OTHER FINANCIAL                                                                 10.7%
INVESTMENT MANAGEMENT                                                            8.1%
CONSUMER FINANCE                                                                 5.2%
INSURANCE-MULTI-LINE                                                             4.6%
INSURANCE-PROPERTY/CASUALTY                                                      3.6%
REAL ESTATE INVESTMENT TRUST                                                     2.8%
SHORT TERM & OTHER                                                              10.9%

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
FINANCIAL
SERVICES
FUND

FINANCIAL
STATEMENTS

                      G.T. GLOBAL FINANCIAL SERVICES FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of G.T. Global Financial Services Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Financial Services Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Financial Services Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                      G.T. GLOBAL FINANCIAL SERVICES FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in Global Financial Services Portfolio
   (cost $9,002,833) (Note 1).......................     $ 9,793,244
  Receivable from G.T. Capital Management, Inc.
   (Note 2).........................................         508,326
  Unamortized organizational costs (Note 1).........          45,222
  Receivable for Fund shares sold...................          14,613
                                                         -----------
    Total assets....................................      10,361,405
                                                         -----------
Liabilities:
  Payable for professional fees.....................          25,862
  Payable for printing and postage expenses.........          23,965
  Payable for administration fees (Note 2)..........          18,755
  Payable for registration and filing fees..........           7,768
  Payable for service and distribution expenses
   (Note 2).........................................           6,302
  Payable for transfer agent fees (Note 2)..........           5,473
  Payable for Fund shares repurchased...............           4,661
  Payable for Directors' fees and expenses (Note
   2)...............................................             672
  Payable for fund accounting fees (Note 2).........             229
  Other accrued expenses............................           1,933
                                                         -----------
    Total liabilities...............................          95,620
                                                         -----------
Net assets..........................................     $10,265,785
                                                         -----------
                                                         -----------
Class A:
Net asset value and redemption price per share
 ($5,687,073 DIVIDED BY 477,029 shares
 outstanding).......................................     $     11.92
                                                         -----------
                                                         -----------
Maximum offering price per share
 (100/95.25 of $11.92) *............................     $     12.51
                                                         -----------
                                                         -----------
Class B:+
Net asset value and offering price per share
 ($4,547,654 DIVIDED BY 384,353 shares
 outstanding).......................................     $     11.83
                                                         -----------
                                                         -----------
Advisor Class: (Notes 1 & 3)
Net asset value, offering price per share, and
 redemption price per share
 ($31,058 DIVIDED BY 2,599 shares outstanding)......     $     11.95
                                                         -----------
                                                         -----------
Net assets consist of:
  Paid in capital (Note 3)..........................     $ 9,845,942
  Undistributed net investment income...............          86,274
  Accumulated net realized loss on investments and
   foreign currency transactions....................        (456,842)
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies --
   Global Financial Services Portfolio..............          13,982
  Net unrealized appreciation of investments --
   Global Financial Services Portfolio..............         776,429
                                                         -----------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $10,265,785
                                                         -----------
                                                         -----------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL FINANCIAL SERVICES FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income:
  Dividend income -- Global Financial Services Portfolio....     $  224,978
  Interest income -- Global Financial Services Portfolio....         60,482
                                                                 ----------
    Total investment income.................................        285,460
                                                                 ----------
Expenses:
  Expenses -- Global Financial Services Portfolio...........        103,397
  Registration and filing fees..............................        174,700
  Printing and postage expenses.............................        133,800
  Legal fees................................................         82,518
  Service and distribution expenses: (Note 2)
    Class A..................................     $   20,817
    Class B..................................         33,277         54,094
                                                  ----------
  Audit fees................................................         52,550
  Transfer agent fees (Note 2)..............................         51,593
  Administration fees (Note 2)..............................         18,756
  Directors' fees and expenses (Note 2).....................         11,950
  Amortization of organization costs (Note 1)...............         12,620
  Fund accounting fees (Note 2).............................          1,930
  Other expenses............................................          4,491
                                                                 ----------
    Total expenses before reductions........................        702,399
                                                                 ----------
      Expenses reimbursed by G.T. Capital Management, Inc.
      (Note 2)..............................................       (508,326)
      Expense reductions -- Global Financial Services
      Portfolio.............................................         (1,771)
                                                                 ----------
    Total net expenses......................................        192,302
                                                                 ----------
Net investment income.......................................         93,158
                                                                 ----------
Net realized and unrealized gain (loss) on
investments and foreign currencies:
  Net realized loss on investments -- Global
   Financial Services Portfolio..............       (405,844)
  Net realized loss on foreign currency
   transactions -- Global
   Financial Services Portfolio..............        (32,894)
                                                  ----------
    Net realized loss during the year.......................       (438,738)
  Net change in unrealized appreciation on
   translation of assets and liabilities
   in foreign currencies -- Global Financial
   Services Portfolio........................         13,973
  Net change in unrealized appreciation of
   investments -- Global
   Financial Services Portfolio..............        743,739
                                                  ----------
    Net unrealized appreciation during the year.............        757,712
                                                                 ----------
Net realized and unrealized gain on investments and foreign
 currencies.................................................        318,974
                                                                 ----------
Net increase in net assets resulting from operations........     $  412,132
                                                                 ----------
                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL FINANCIAL SERVICES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment income......................        $    93,158            $    5,694
  Net realized loss on investments and
   foreign currency transactions -- Global
   Financial Services Portfolio..............           (438,738)              (32,440)
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies -- Global Financial
   Services Portfolio........................             13,973                     9
  Net change in unrealized appreciation of
   investments -- Global Financial Services
   Portfolio.................................            743,739                32,690
                                                  -----------------      -----------------
    Net increase in net assets resulting from
     operations..............................            412,132                 5,953
Capital share transactions: (Note 3)
  Increase from capital shares sold and
   reinvested................................         10,643,479             5,652,003
  Decrease from capital shares repurchased...         (6,199,828)             (347,954)
                                                  -----------------      -----------------
    Net increase from capital share
     transactions............................          4,443,651             5,304,049
                                                  -----------------      -----------------
Total increase in net assets.................          4,855,783             5,310,002
Net assets:
  Beginning of period........................          5,410,002               100,000
                                                  -----------------      -----------------
  End of period..............................        $10,265,785            $5,410,002
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL FINANCIAL SERVICES FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                                                   ADVISOR
                                                       CLASS A                            CLASS B                  CLASS+
                                          ---------------------------------  ---------------------------------  -------------
                                                           MAY 31, 1994                       MAY 31, 1994      JUNE 1, 1995
                                           YEAR ENDED    (COMMENCEMENT OF     YEAR ENDED    (COMMENCEMENT OF         TO
                                          OCTOBER 31,     OPERATIONS) TO     OCTOBER 31,     OPERATIONS) TO      OCTOBER 31,
                                            1995(D)      OCTOBER 31, 1994      1995(D)      OCTOBER 31, 1994        1995
                                          ------------  -------------------  ------------  -------------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.62         $   11.43        $   11.60         $   11.43         $   11.09
                                          ------------         -------       ------------         -------       -------------
Income from investment operations:
  Net investment income.................        0.17*             0.02*            0.11*             0.00*             0.09*
  Net realized and unrealized gain on
   investments..........................        0.13              0.17             0.12              0.17              0.77
                                          ------------         -------       ------------         -------       -------------
    Net increase from investment
     operations.........................        0.30              0.19             0.23              0.17              0.86
                                          ------------         -------       ------------         -------       -------------
Net asset value, end of period..........   $   11.92         $   11.62        $   11.83         $   11.60         $   11.95
                                          ------------         -------       ------------         -------       -------------
                                          ------------         -------       ------------         -------       -------------
Total investment return (b).............        2.58 %            1.66%(c)         1.98 %            1.49%(c)          7.75%(c)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   5,687         $   3,175        $   4,548         $   2,235         $      31
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement from G.T. Capital
   (Notes 1 & 2)........................        1.46 %            0.66%(a)         0.96 %            0.16%(a)          1.96%(a)
  Without expense reductions and
   reimbursement from G.T. Capital......       (5.34)%           (7.26)%(a)       (5.84)%           (7.76)%(a)        (4.84)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement from G.T. Capital
   (Notes 1 & 2)........................        2.34 %            2.40%(a)         2.84 %            2.90%(a)          1.84%(a)
  Without expense reductions and
   reimbursement from G.T. Capital......        9.14 %           10.32%(a)         9.64 %           10.82%(a)          8.64%(a)

----------------

(a)  Annualized.
(b)  Total investment return does not include sales charges.
(c)  Not annualized.
(d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Before reimbursement by G.T. Capital Management, Inc., the net investment income per share would have been reduced by $0.59, $0.59, $0.30 for Class A, Class B, and Advisor Class, respectively, for the period ended October 31, 1995, and $0.23 for Class A and Class B from May 31, 1994 to October 31, 1994.
  +  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

    The accompanying notes are an integral part of the financial statements.

                      G.T. GLOBAL FINANCIAL SERVICES FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Financial Services Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global Financial Services Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $437,824, of which $22,442 expires in 2002 and $415,382 expires in 2003.

(C)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $63,100. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
G.T. Capital Management, Inc. ("G.T. Capital") is the Fund's administrator. The Fund pays administration fees to G.T. Capital at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's

                      G.T. GLOBAL FINANCIAL SERVICES FUND
distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, G.T. Global retained $6,892 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1995, G.T. Global collected CDSCs in the amount of $7,543. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

Effective May 1, 1995, G.T. Capital has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $616 to G.T. Capital.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

                      G.T. GLOBAL FINANCIAL SERVICES FUND

3. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:
                           CAPITAL SHARE TRANSACTIONS

                                                                                                         MAY 31, 1994
                                                                                                       (COMMENCEMENT OF
                                                                                   YEAR ENDED             OPERATIONS)
                                                                                OCTOBER 31, 1995      TO OCTOBER 31, 1994
                                                                             ----------------------  ---------------------
CLASS A                                                                       SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ---------  -----------  ---------  ----------
Shares sold................................................................    669,827  $ 7,432,400    288,905  $3,352,036
Shares repurchased.........................................................   (465,993)  (5,162,753)   (20,084)   (233,975)
                                                                             ---------  -----------  ---------  ----------
Net increase...............................................................    203,834  $ 2,269,647    268,821  $3,118,061
                                                                             ---------  -----------  ---------  ----------
                                                                             ---------  -----------  ---------  ----------


                                                                                                         MAY 31, 1994
                                                                                                       (COMMENCEMENT OF
                                                                                   YEAR ENDED             OPERATIONS)
                                                                                OCTOBER 31, 1995      TO OCTOBER 31, 1994
                                                                             ----------------------  ---------------------
CLASS B                                                                       SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ---------  -----------  ---------  ----------
Shares sold................................................................    286,019  $ 3,181,342    198,242  $2,299,967
Shares repurchased.........................................................    (94,377)  (1,037,075)    (9,906)   (113,979)
                                                                             ---------  -----------  ---------  ----------
Net increase...............................................................    191,642  $ 2,144,267    188,336  $2,185,988
                                                                             ---------  -----------  ---------  ----------
                                                                             ---------  -----------  ---------  ----------

                                                                                  JUNE 1, 1995
                                                                                (COMMENCEMENT OF
                                                                                SALE OF SHARES)
                                                                              TO OCTOBER 31, 1995
                                                                             ----------------------
ADVISOR CLASS                                                                SHARES       AMOUNT
---------------------------------------------------------------------------  ---------  -----------
Shares sold................................................................      2,599  $    29,737
Shares repurchased.........................................................     --          --
                                                                             ---------  -----------
Net increase...............................................................      2,599  $    29,737
                                                                             ---------  -----------
                                                                             ---------  -----------

4. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."
--------------
FEDERAL TAX INFORMATION (UNAUDITED):
For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.071 per share (representing an approximate total of $71,998). The total amount of dividend and capital gain taxes paid by the Fund to such countries was approximately $0.017 per share (representing an approximate total of $17,755).

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of Global Financial Services Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Financial Services Portfolio, including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global Financial Services Portfolio as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Banks-Regional (24.5%)
  Banco Commercial S.A. - 144A ADR{.} -/- {\/} ..............   URGY           11,300   $    189,274         1.9
  Unidanmark AS "A" .........................................   DEN             4,000        183,788         1.9
  Thai Farmers Bank, Ltd. - Foreign-/- ......................   THAI           21,100        174,435         1.8
  Sparbanken Sverige AB "A" .................................   SWDN           15,000        158,287         1.6
  Den Danske Bank ...........................................   DEN             2,280        151,087         1.5
  Bancorp Hawaii, Inc. ......................................   US              4,000        134,000         1.4
  First Tennessee National Corp. ............................   US              2,400        128,400         1.3
  Cullen/Frost Bankers, Inc. ................................   US              2,500        127,500         1.3
  BayBanks, Inc. ............................................   US              1,500        121,500         1.2
  Fokus Banken AS-/- ........................................   NOR            23,600        119,975         1.2
  Anglo-Irish Bank Corp. PLC ................................   IRE           109,000        110,258         1.1
  Bank of Melbourne Ltd.  ...................................   AUSL           19,800        100,417         1.0
  Mellon Bank Corp. .........................................   US              2,000        100,250         1.0
  Union Bank Corp.  .........................................   US              2,000        100,250         1.0
  Espirito Santo Financial Holding S.A. - ADR{\/}  ..........   LUX             9,000         99,000         1.0
  Advance Bank of Australia Ltd. ............................   AUSL           13,000         96,025         1.0
  Allied Irish Bank PLC .....................................   IRE            17,500         88,475         0.9
  Westpac Banking Corp., Ltd. ...............................   AUSL           20,000         82,090         0.8
  PT Bank Internasional Indonesia - Foreign .................   INDO           23,000         80,551         0.8
  Commerce Bancorp, Inc. ....................................   US              3,000         69,375         0.7
  Glacier Bancorp, Inc. .....................................   US                550         11,275         0.1
                                                                                        ------------
                                                                                           2,426,212
                                                                                        ------------
Banks-Money Center (17.2%)
  Bank of Ireland ...........................................   IRE            36,000        239,378         2.4
  Bank Hapoalim Ltd.-/- .....................................   ISRL          133,000        211,494         2.2
  HSBC Holdings PLC .........................................   HK             12,000        174,617         1.8
  Bangkok Bank Co., Ltd. - Foreign ..........................   THAI           14,300        147,774         1.5
  National Westminster Bank PLC .............................   UK             14,800        147,602         1.5
  Commercial Bank of Korea-/- ...............................   KOR             9,900        110,348         1.1
  Krung Thai Bank Ltd. - Foreign ............................   THAI           24,750         98,370         1.0
  Bank Leumi Le - Israel-/- .................................   ISRL           67,500         92,833         1.0
  Sumitomo Bank .............................................   JPN             5,000         88,543         0.9
  Mitsubishi Bank ...........................................   JPN             4,000         78,270         0.8
  Banco O'Higgins - ADR{\/}  ................................   CHLE            3,600         76,950         0.8
  Fuji Bank Ltd. ............................................   JPN             4,000         74,357         0.8
  Dai-Ichi Kangyo Bank Ltd. .................................   JPN             4,000         67,704         0.7
  Citicorp ..................................................   US              1,000         64,875         0.7
                                                                                        ------------
                                                                                           1,673,115
                                                                                        ------------
Securities Brokers (12.4%)
  Daiwa Securities Co., Ltd. ................................   JPN            14,000        164,368         1.7
  Edwards (A.G.), Inc. ......................................   US              5,600        142,800         1.5
  Nikko Securities Co., Ltd. ................................   JPN            14,000        130,672         1.3
  Nomura Securities Co., Ltd. ...............................   JPN             7,000        128,070         1.3
  Peregrine Investment Holdings Ltd. ........................   HK            100,000        127,406         1.3

    The accompanying notes are an integral part of the financial statements.

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Securities Brokers (Continued)
  Dean Witter, Discover & Co. ...............................   US              2,500   $    124,375         1.3
  Yamaichi Securities .......................................   JPN            22,000        115,370         1.2
  Charles Schwab Corp. ......................................   US              4,600        105,225         1.1
  Kankaku Securities Co.-/- .................................   JPN            27,000         87,173         0.9
  Hanshin Securities Co. ....................................   KOR             3,500         78,225         0.8
                                                                                        ------------
                                                                                           1,203,684
                                                                                        ------------
Other Financial (10.7%)
  U.S. Order, Inc. ..........................................   US             13,100        196,500         2.0
  Aboitiz Equity Ventures, Inc.-/- ..........................   PHIL          730,000        139,088         1.4
  Transaction Network Service-/- ............................   US              6,000        138,000         1.4
  Acom Co., Ltd. ............................................   JPN             4,000        130,320         1.3
  DST Systems, Inc. .........................................   US              5,000        105,000         1.1
  Shohkoh Fund ..............................................   JPN               600        104,491         1.1
  Compagnie Financiere de Paribas S.A. ......................   FR              1,800         99,049         1.0
  JACCS Co., Ltd. ...........................................   JPN            10,000         91,185         0.9
  State Street Boston Corp. .................................   US              1,250         48,594         0.5
                                                                                        ------------
                                                                                           1,052,227
                                                                                        ------------
Investment Management (8.1%)
  Alliance Capital Management L.P. ..........................   US             12,200        256,199         2.6
  Invesco PLC - ADR{\/} .....................................   UK              6,000        229,499         2.3
  Franklin Resources, Inc. ..................................   US              2,000        101,500         1.0
  Invesco PLC-/- ............................................   UK             23,300         89,488         0.9
  M & G Group PLC ...........................................   UK              3,500         72,191         0.7
  Eaton Vance Corp.  ........................................   US              1,600         58,400         0.6
                                                                                        ------------
                                                                                             807,277
                                                                                        ------------
Consumer Finance (5.2%)
  First Financial Caribbean Corp. ...........................   US             10,000        178,124         1.8
  Nichiei Co., Ltd.  ........................................   JPN             2,000        124,254         1.3
  Promise Co., Ltd. .........................................   JPN             3,000        118,286         1.2
  Green Tree Financial Corp. ................................   US              3,400         90,525         0.9
                                                                                        ------------
                                                                                             511,189
                                                                                        ------------
Insurance - Multi-Line (4.6%)
  Corporacion Mapfre ........................................   SPN             4,000        205,068         2.1
  Allmerica Financial Corp. .................................   US              5,000        125,625         1.3
  Axa Group .................................................   FR              2,036        113,118         1.2
                                                                                        ------------
                                                                                             443,811
                                                                                        ------------
Insurance - Property-Casualty (3.6%)
  RenaissanceRe Holdings Ltd. ...............................   US              4,000        108,500         1.1
  Mid Ocean Ltd. ............................................   US              2,700         95,513         1.0
  MBIA, Inc. ................................................   US              1,200         83,550         0.9
  AMBAC, Inc.  ..............................................   US              1,300         54,763         0.6
                                                                                        ------------
                                                                                             342,326
                                                                                        ------------
Real Estate Investment Trust (2.8%)
  Alexander Haagen Properties, Inc. .........................   US              8,900         97,900         1.0
  Beacon Properties Corp. ...................................   US              4,300         93,525         1.0

    The accompanying notes are an integral part of the financial statements.

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Real Estate Investment Trust (Continued)
  Evans Withycombe Residential, Inc. ........................   US              4,000   $     75,500         0.8
                                                                                        ------------
                                                                                             266,925
                                                                                        ------------
Savings & Loans (2.0%)
  Leader Financial Corp. ....................................   US              3,000        106,875         1.1
  Long Island Bancorp, Inc. .................................   US              3,800         86,925         0.9
                                                                                        ------------
                                                                                             193,800
                                                                                        ------------
Banks-Super Regional (1.6%)
  NationsBank Corp. .........................................   US              1,500         98,625         1.0
  BankAmerica Corp. .........................................   US              1,000         57,500         0.6
                                                                                        ------------
                                                                                             156,125
                                                                                        ------------
Insurance-Life (0.9%)
  Mapfre Vida Seguros .......................................   SPN             1,700         89,943         0.9
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $8,390,205)  .................                              9,166,634        93.6
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1995 with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield of
   5.80% collateralized by $860,000 U.S. Treasury Strips due
   2/15/02 (market value of collateral is $595,179, including
   accrued interest). (cost $575,093)  ......................                                575,093         5.9
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $8,965,298) .........................                              9,741,727        99.5
Other Assets and Liabilities ................................                                 51,617         0.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  9,793,344       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------
        {d}  Percentages indicated are based on net assets of $9,793,344.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $8,976,777 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     969,371
                 Unrealized depreciation:              (204,421)
                                                  -------------
                 Net unrealized appreciation:     $     764,950
                                                  -------------
                                                  -------------

     Abbreviation:
     ADR -- American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                         Percentage of Net Assets
                                                    {d}
                                        ---------------------------
                                                 Short-Term
Country(Country Code/Currency Code)     Equity    & Other     Total
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    2.8                   2.8
Chile (CHLE/CLP) .....................    0.8                   0.8
Denmark (DEN/DKK) ....................    3.4                   3.4
France (FR/FRF) ......................    2.2                   2.2
Hong Kong (HK/HKD) ...................    3.1                   3.1
Indonesia (INDO/IDR) .................    0.8                   0.8
Ireland (IRE/IEP) ....................    4.4                   4.4
Israel (ISRL/ILS) ....................    3.2                   3.2
Japan (JPN/JPY) ......................   15.4                  15.4
Korea (KOR/KRW) ......................    1.9                   1.9
Luxembourg (LUX/ECU) .................    1.0                   1.0
Norway (NOR/NOK) .....................    1.2                   1.2
Philippines (PHIL/PHP) ...............    1.4                   1.4
Spain (SPN/ESP) ......................    3.0                   3.0
Sweden (SWDN/SEK) ....................    1.6                   1.6
Thailand (THAI/THB) ..................    4.3                   4.3
United Kingdom (UK/GBP) ..............    5.4                   5.4
United States (US/USD) ...............   35.8        6.4       42.2
Uruguay (URGY/UYP) ...................    1.9                   1.9
                                        ------       ---      -----
Total  ...............................   93.6        6.4      100.0
                                        ------       ---      -----
                                        ------       ---      -----

----------------
{d}  Percentages indicated are based on net assets of $9,793,344.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                                 Market Value
                                                                                     (U.S.       Contract   Delivery    Unrealized
Contracts to Sell                                                                  Dollars)       Price       Date     Appreciation
-------------------------------------------------------------------------------  -------------  ----------  ---------  ------------
Japanese Yen...................................................................        466,686    99.83000   11/14/95   $    11,126
                                                                                 -------------                         ------------
Total Contracts to Sell (Receivable amount $477,812)...........................        466,686                          $    11,126
                                                                                 -------------                         ------------

THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 4.77%
----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $8,965,298) (Note 1).............................     $ 9,741,727
  Foreign currencies (cost $524)....................             524
  Receivable for securities sold....................         767,833
  Dividends and dividend withholding tax reclaims
   receivable.......................................          13,818
  Receivable for open forward foreign currency
   contracts, net (Note 1)..........................          11,126
  Interest receivable...............................              20
  Cash held as collateral for securities loaned
   (Note 1).........................................         223,830
                                                         -----------
    Total assets....................................      10,758,878
                                                         -----------
Liabilities:
  Payable for securities purchased..................         667,221
  Payable for investment management and
   administration fees (Note 2).....................          51,353
  Payable for professional fees.....................           7,214
  Payable for printing and postage expenses.........           4,007
  Payable for custodian fees (Note 1)...............           2,943
  Payable for Trustees' fees and expenses (Note
   2)...............................................           2,849
  Other accrued expenses............................           6,117
  Collateral for securities loaned (Note 1).........         223,830
                                                         -----------
    Total liabilities...............................         965,534
                                                         -----------
Net assets..........................................     $ 9,793,344
                                                         -----------
                                                         -----------
Net assets consist of:
  Paid in capital...................................     $ 9,303,972
  Accumulated net investment income.................         170,139
  Accumulated net realized loss on investments and
   foreign currency transactions....................        (471,178)
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies.....          13,982
  Net unrealized appreciation of investments........         776,429
                                                         -----------
Total -- representing net assets applicable to
 shares of beneficial interest outstanding..........     $ 9,793,344
                                                         -----------
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $10,038).................................................     $  224,978
  Interest income...........................................         60,482
                                                                 ----------
    Total investment income.................................        285,460
                                                                 ----------
Expenses:
  Investment management and administration fees (Note 2)....         51,353
  Custodian fees (Note 1)...................................         25,175
  Legal fees................................................         12,300
  Trustees' fees and expenses (Note 2)......................          7,119
  Audit fees................................................          5,550
  Other expenses............................................          1,900
                                                                 ----------
    Total expenses before reductions........................        103,397
                                                                 ----------
      Expense reductions (Note 1 & 4).......................         (1,771)
                                                                 ----------
    Total net expenses......................................        101,626
                                                                 ----------
Net investment income.......................................        183,834
                                                                 ----------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized loss on investments...........     $ (405,844)
  Net realized loss on foreign currency
   transactions..............................        (32,894)
                                                  ----------
    Net realized loss during the year.......................       (438,738)
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................         13,973
  Net change in unrealized appreciation of
   investments...............................        743,739
                                                  ----------
    Net unrealized appreciation during the year.............        757,712
                                                                 ----------
Net realized and unrealized gain on investments and foreign
 currencies.................................................        318,974
                                                                 ----------
Net increase in net assets resulting from operations........     $  502,808
                                                                 ----------
                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment income (loss)...............        $   183,834            $  (13,695)
  Net realized loss on investments and
   foreign currency transactions.............           (438,738)              (32,440)
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................             13,973                     9
  Net change in unrealized appreciation of
   investments...............................            743,739                32,690
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............            502,808               (13,436)

Beneficial interest transactions:
  Contributions..............................          9,881,645             5,089,171
  Withdrawals................................         (5,766,944)             --
                                                  -----------------      -----------------
    Net increase from beneficial interest
     transactions............................          4,114,701             5,089,171
                                                  -----------------      -----------------
Total increase in net assets.................          4,617,509             5,075,735
Net assets:
  Beginning of period........................          5,175,835               100,100
                                                  -----------------      -----------------
  End of period..............................        $ 9,793,344            $5,175,835
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------
Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                              YEAR
                                             ENDED               MAY 31, 1994
                                          OCTOBER 31,    (COMMENCEMENT OF OPERATIONS)
                                              1995           TO OCTOBER 31, 1994
                                          ------------  ------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   9,793              $   5,176
Ratio of net investment income to
 average net assets.....................        2.60 %                 1.19 %(a)
Ratio of operating expenses to average
 net assets:
  With expense reductions...............        1.43 %                 4.43 %(a)
  Without expense reductions............        1.46 %                   -- %*
Portfolio turnover rate.................         170 %                   53 %

----------------

(a)  Annualized
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global Financial Services Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy

                      GLOBAL FINANCIAL SERVICES PORTFOLIO
and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Portfolio's "Statement of Assets and Liabilities." The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio holds the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-

                      GLOBAL FINANCIAL SERVICES PORTFOLIO
out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, stocks with an aggregate value of approximately $204,255 were on loan to brokers. The loans were secured by cash collateral of $223,830. For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1995, the Portfolio received $201 of income from securities lending which was used to offset the Portfolio's custody expenses.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio may focus its investments in certain related financial services industries, subjecting the Portfolio to greater risk than a fund that is more diversified.

(K)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L)  RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
G.T. Capital is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to G.T. Capital at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of G.T. Capital, G.T. Global Financial Services, Inc. or G.T. Global Investor Services Inc. $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1995, all of the shares of beneficial interest of the Portfolio were owned either by G.T. Global Financial Services Fund or G.T. Capital.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Portfolio, other than short-term investments, aggregated $14,536,797 and $10,774,813, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the year ended October 31, 1995.

4. EXPENSE REDUCTIONS
G.T. Capital has directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. For the year ended October 31, 1995, the Portfolio's expenses were reduced by $1,570 under these arrangements.

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                     NOTES

--------------------------------------------------------------------------------

                       GT GLOBAL FINANCIAL SERVICES FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global Financial Services, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE